AMENDMENT NO. 2 TO CREDIT AGREEMENT
                 -----------------------------------


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment No. 2")
     ----------------------------------------
is made and entered into effective as of the 29th  day of August,

2002, by and among ANN TAYLOR, INC., a Delaware corporation
                   ----------------
("Borrower"), THE UNDERSIGNED GUARANTORS, and BANK OF AMERICA, N.A.,
              --------------------------      ---------------------
a national banking association in its capacity as administrative agent (in such capacity, the "Administrative Agent"), for each of the lenders (the "Lenders") now or hereafter party to the Credit Agreement referenced below.



                         W I T N E S S E T H:
                         --------------------

     WHEREAS, the Borrower, the Lenders, the issuing banks named
     -------
therein, the syndication agents named therein, and the Administrative

Agent have entered into an Amended and Restated Credit Agreement dated as of April 30, 2001, as amended by that certain Amendment No. 1 to

Credit Agreement dated December 20, 2001, by and among the Borrower,

the Administrative Agent and the Guarantors party thereto (as hereby amended and as from time to time further amended, supplemented,

modified, replaced, or restated, the "Credit Agreement"), pursuant to which the Lenders agreed to make certain revolving credit and letter of credit facilities available to the Borrower; and




     WHEREAS, each of the undersigned Subsidiaries of the Borrower
     --------
is a Guarantor and has materially benefited and will materially benefit from the Loans made and to be made and the Letters of

Credit issued and to be issued under the Credit Agreement; and




     WHEREAS, the Borrower has requested that the Credit Agreement
     --------
be amended as set forth herein and the Requisite Lenders are willing to amend the Credit Agreement as set forth herein; and




     WHEREAS, the undersigned Subsidiaries consent to the amendments
     --------
to the Credit Agreement as set forth herein;




     NOW, THEREFORE, in consideration of the mutual covenants and
     ---------------
the fulfillment of the conditions set forth herein, and intending to be legally bound, the parties hereto do hereby agree as follows:




     1.  Definitions.  The term "Credit Agreement" as used herein
         -----------
and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified.  Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.




     2.  Amendment of Section 8.05 of the Credit Agreement. Subject
         --------------------------------------------------
to the terms and conditions set forth herein, the proviso at the end of subsection (d) of Section 8.05 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:



        "provided that (A) the aggregate consideration paid

        pursuant to this clause (d) shall not exceed $50,000,000

        for the period from August 29, 2002 to and including

        August 2, 2003 (the "Buyback Period") and for any Fiscal

        Year, with any consideration paid during the Buyback

        Period counting against the Fiscal Year limitation for

        the Fiscal Year in which such payment is made, (B)



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        immediately prior to and after giving effect thereto,

        no Potential Event of Default or Event of Default shall

        have occurred and be continuing, and (C) on a pro forma

        basis after giving effect to such Restricted Payment, as

        evidenced in a certificate of a Responsible Officer, the

        Leverage Ratio for the four consecutive fiscal quarters

        ending with the fiscal quarter in which such Restricted

        Payment is to be made shall not exceed (i) during the

        Buyback Period, 3.50 to 1.00 and (ii) at any other time,

        3.00 to 1.00; and"




     3.  Representations and Warranties.  In order to induce the
         ------------------------------
Administrative Agent and the Lenders to enter into this Amendment

No. 2, the Borrower represents and warrants to the Administrative

Agent and the Lenders as follows:



         (a) Except as previously disclosed in writing to the

     Lenders or as consented to and waived herein, the

     representations and warranties made by the Borrower in

     Article V of the Credit Agreement are true and correct on

     and as of the date hereof, except that the financial

     statements referred to in Section 5.01(f) (solely for the
                               ---------------
     purpose of the representation and warranty contained in

     such Section 5.01(f) but not for the purpose of any cross
          ---------------
     reference to such Section 5.01(f) or to the financial
                       ---------------
     statements described therein contained in any other

     provision of Section 5.01 or elsewhere in Article V) shall
                  ------------                 ---------
     be those most recently furnished to each Lender pursuant

     to Section 6.01;
        ------------



         (b) There has been no material adverse change in the

     condition, financial or otherwise, of the Borrower and its

     Restricted Subsidiaries, taken as a whole, or of ATSC and

     its Subsidiaries, taken as a whole, since the date of the

     most recent financial reports of the Borrower received by

     the Administrative Agent and each Lender under Section 6.01
                                                    ------------
     of the Credit Agreement;





         (c) The business and properties of the Borrower and its

     Restricted Subsidiaries, taken as a whole, and of ATSC and its Subsidiaries, taken as a whole, are not, and since the most recent financial report of the Borrower, ATSC and its

     Restricted Subsidiaries received by the Administrative Agent and the Lenders under Section 6.01 of the Credit Agreement,
                           ------------
     have not been, materially adversely affected in any

     substantial way as the result of any fire, explosion,

     earthquake, accident, strike, lockout, combination of

     workers, flood, embargo, riot, activities of armed forces,

     war or acts of God or the public enemy, or cancellation or loss of any major contracts; and




         (d) No event has occurred and is continuing which

     constitutes, and no condition exists which upon the

     consummation of the transaction contemplated hereby would

     constitute, a Default or an Event of Default under the

     Credit Agreement as amended hereby which has not been

     waived and consented to hereby.




     4.   Entire Agreement.  This Amendment No. 2 sets forth the
          -----------------
entire understanding and agreement of the parties hereto in

relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.  No promise, condition, representation or warranty,

express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise,

condition, representation or warranty.  Each of the parties

hereto acknowledges that, except as in this Amendment No. 2


                              2

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


otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.  None of the terms or conditions of this Amendment

No. 2 may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.




     5.   Full Force and Effect of Agreement.  Except as
          -----------------------------------
hereby specifically amended, modified, waived or supplemented,

the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in

full force and effect according to their respective terms.





     6.   Conditions Precedent.  The effectiveness of this
          ---------------------
Amendment No. 2 shall be subject to the conditions precedent that the Administrative Agent shall have received twelve (12)

fully executed originals of this Amendment No. 2, executed

by the Required Lenders.




     7.   Counterparts.  This Amendment No. 2 may be executed
          -------------
in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears

thereon, and all of which shall together constitute one and

the same instrument.




     8.   Governing Law.  This Amendment No. 2 shall in all
          --------------
respects be governed by the laws and judicial decisions of the

State of New York.




     9.   Enforceability.  Should any one or more of the
          ---------------
provisions of this Amendment No. 2 be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.




     10. Successors and Assigns.  This Amendment No. 2 shall be
         -----------------------
binding upon and inure to the benefit of each of the Borrower,

the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided,
                                               --------
however, that the Borrower, without the prior consent of all the Lenders, may not assign any rights, powers, duties or

obligations hereunder.




     11.  Consent of Guarantors.  Each of the Guarantors by its
          ----------------------
execution and delivery hereof  (i) consents and agrees to the amendments to the Loan Documents set forth herein and (ii)

reaffirms its obligations set forth in the ATSC Guaranty or the

Subsidiary Guaranty, as applicable, and each other Loan Document to which it is a party.




                    [Signature pages follow]


                               3
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


     IN WITNESS WHEREOF, the parties hereto have caused this

Amendment No. 2 to be duly executed by their duly authorized officers, all as of the day and year first above written.




                           ANN TAYLOR, INC., AS BORROWER
                           -----------------

                           By:  /s/ James Smith
                                ------------------------
                           Name:    James Smith
                                 ------------------------
                           Title:   SVP, Chief Financial Officer
                                 ------------------------------


                           ANN TAYLOR DISTRIBUTION SERVICES, INC.
                           --------------------------------------
                           ANN TAYLOR RETAIL, INC.
                           -----------------------
                           ANNCO, INC.
                           ------------


                           By:  /s/ James Smith
                                ------------------------
                           Name:    James Smith
                                 ------------------------
                           Title:   SVP, Chief Financial Officer
                                 ------------------------------



                           ANN TAYLOR STORES CORPORATION
                           -------------------------------

                           By:  /s/ James Smith
                                ------------------------
                           Name:    James Smith
                                 ------------------------
                           Title:   SVP, Chief Financial Officer
                                 ------------------------------

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


                     BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
                     ----------------------

                     By:  /s/ Dan M. Killian
                          --------------------------
                     Name:    Dan M. Killian
                          --------------------------
                     Title:   Managing Director
                          --------------------------

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
                        BANK OF AMERICA, N.A., AS LENDER
                        ----------------------
                        By:  /s/ Dan M. Killian
                             --------------------------
                        Name:    Dan M. Killian
                             --------------------------
                        Title:   Managing Director
                              --------------------------

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

                        JPMORGAN CHASE BANK
                        --------------------
                        (FORMERLY KNOWN AS THE CHAS MANHATTAN BANK)


                        By:  /s/ James A. Knight
                        -----------------------------
                        Name:    James A. Knight
                        -----------------------------
                        Title:   Vice President
                        -----------------------------


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                        WACHOVIA BANK, NATIONAL ASSOCIATION
                        --------------
                        (FORMERLY KNOWN AS FIRST UNION NATIONAL BANK)


                        By:  /s/ Susan T. Vitale
                             -------------------------------
                        Name:    Susan T. Vitale
                             -------------------------------
                        Title:   Vice President
                             -------------------------------
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

                         FLEET NATIONAL BANK
                         --------------------

                         By:  /s/ Kathleen Dimock
                             -------------------------------
                         Name:    Kathleen Dimock
                             -------------------------------
                         Title:   Director
                             -------------------------------

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

                         THE CIT GROUP/BUSINESS CREDIT, INC.
                         -----------------------------------

                         By:  /s/ Peter L. Skavla
                             -------------------------------
                         Name:    Peter L. Skavla
                             -------------------------------
                         Title:   Senior Vice President
                             -------------------------------

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

                         U.S. BANK, NATIONAL ASSOCIATION
                         -------------------------------
                         (FORMERLY KNOWN AS FIRSTSTAR BANK, N.A.)


                         By:  /s/ Thomas L. Bayer
                             -------------------------------
                         Name:    Thomas L. Bayer
                             -------------------------------
                         Title:   Vice President
                             -------------------------------

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


                        TRANSAMERICA BUSINESS CAPITAL CORPORATION
                        -----------------------------------------

                        By:  /s/ Perry Vavoules
                             -------------------------------
                        Name:    Perry Vavoules
                             -------------------------------
                        Title:   Executive Vice President
                              -------------------------------

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


                         BANK LEUMI USA
                         ---------------

                         By:  /s/ John Koenigsberg
                             -------------------------------
                         Name:    John Koenigsberg
                             -------------------------------
                         Title:   First Vice President
                             -------------------------------



                         By:  /s/ Phyllis Rosenfeld
                             -------------------------------
                         Name:    Phyllis Rosenfeld
                             -------------------------------
                         Title:   Vice President
                             -------------------------------

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


                         FIFTH THIRD BANK
                         -----------------

                         By:  /s/ Ann Pierson
                             -------------------------------
                         Name:    Ann Pierson
                             -------------------------------
                         Title:   Corporate Banking Officer
                             -------------------------------